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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 19, 2010

THUNDER MOUNTAIN GOLD

(Exact Name of Registrant as Specified in its Charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5248 W. Chinden, Boise, Idaho	83714
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 208-658-1037

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (2-08)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements.  This report includes statements regarding the Company’s plans, goals, strategies, intent, beliefs or current expectations with respect to the proceeds of the private placement described below.  These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished.  These forward looking statements can be identified by the use of terms and phrases such as “plan,” “intend,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” etc.).  Although forward-looking statements in this report reflect the good faith judgment of Management,  forward-looking  statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements, including without limitation “going concern” opinion on its financial statements, underfinanced to develop properties or ore bodies, capital costs may cost more and provide less return than Management has estimated,  mineralization estimates may be imprecise, the Company is not in production, as well as other risks set forth in the Company’s  Form 10-K Annual Report.  Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.  The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

On July 13, 2010, Thunder Mountain Gold, Inc. initiated a private offering of securities to purchase, in the aggregate, 6,000,000 Units subject to any over-allotment. The offering is being conducted in Canada and the United States. Each Unit is composed of one share of common stock and 1 Common Stock Purchase Warrant. There is no minimum offering. Each Unit is priced at $0.20 CDN per Unit. Each Warrant has a term of 2 years and can be exercised at a price of $0.20 CDN for a period of 12 months following the closing of the Offering and $0.35 CDN for the final 12 months of the Warrant.  The Warrants are redeemable in the event that the common shares trade at a weighted average price of $0.50 CDN for 20 consecutive trading days. There is no dilution protection. There is no minimum participation.  Participation is limited to accredited investors. The Company has been advised in this financing by Haywood Securities, Inc., a Canadian Broker-Dealer. The offering is considered a non-brokered transaction, as those terms are understood under Canadian securities laws, with a finder’s fee payable of: (i) a cash commission of 10 percent (10%) of amounts raised; and, (ii) Common Stock Purchase Warrants equal to 10% of the underlying Units sold in this offering. There is no accountable or unaccountable expense allowance.  The closing date for the financing is expected to occur on or about August 6, 2010, and can be extended if necessary.  Certain registration rights are granted to purchasers of the Common Stock. No registration rights are granted to the Warrants or Units.

The securities sold and issued in connection with the private placement have not been registered under the Securities Act of 1933, as amended, or under Canadian law, or any state securities laws; and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 25, 2010, the Board of Directors, subject to shareholder ratification, approved a Stock Incentive Plan (the “SIP”).  The SIP will be administered by THMG’s Compensation Committee and/or THMG’s Board of Directors.   The SIP provides for the grant of stock options, incentive stock options, stock appreciation rights, restricted stock awards, and incentive awards to eligible individuals, namely President, Vice-President, Secretary, Treasurer, Chief Executive

Officer, Chief Financial Officer and/or Principal Financial Officer, Directors, and Advisors. Advisors are eligible only if they have furnished bona fide services to the Company and such services are not in connection with the offer or sale of securities in a capital-raising transaction. The SIP incorporates “rolling maximums” and “Evergreen” provisions. A “rolling maximum” is a fixed maximum percentage of the Company’s outstanding shares, whereby the number of Shares under a Plan increase automatically with increases in the total number of shares. “Evergreen” provisions permit the reloading of shares that make up the available pool of Shares for the SIP, once the options granted have been exercised. The SIP has a fixed percentage of 10% of the total number of Shares outstanding, which as of June 1, 2010 represented 20,583,469 Shares on a non-diluted basis. The result of this change would be to immediately increase the number of Shares available for issuance under the SIP and to allow the number of Shares available for issuance under the SIP to increase automatically with increases in the total number of Shares outstanding. The Evergreen provisions allow Shares that are issued upon exercise of options under the SIP to become re-available for grant. The SIP allows the number of Shares available for issuance under the SIP to increase automatically with increases in the total number of Shares outstanding. The Evergreen provisions allowed Shares that are issued upon exercise of options under the SIP to become re-available for grant. The number of shares subject to the SIP and to outstanding awards under the SIP are adjusted appropriately by the Board if THMG’s common stock is affected through a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than quarterly cash dividends) or other distribution, stock split, spin-off or sale of substantially all of THMG’s assets.

The SIP has a number of special terms and limitations, including without limitation that the exercise price for stock options and stock appreciation rights granted under the SIP must equal the stock’s fair market value, based on the closing price per share of THMG’s common stock, at the time the stock option or stock appreciation right is granted, subject to a limited exception for certain stock options assumed in corporate transactions; stock options and stock appreciation rights granted under the SIP may not be “repriced” without shareholder approval; stock-based awards under the SIP are subject to either three-year or one-year minimum vesting requirements, subject to exceptions for death, disability or termination of employment of an employee or upon a change of control; non-employee directors may not participate under the SIP; and shareholder approval is required for certain types of amendments to the SIP.

The foregoing summary description of the SIP is qualified in its entirety by reference to the actual terms of the SIP, which is attached hereto as Exhibit 10.1.

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;  CHANGE IN FISCAL YEAR

By Consent to Action Without a Meeting, the Board of Directors and a majority of the shareholders of the Company  approved certain amendments to the Articles of Incorporation, in order to meet certain listing requirements of the Toronto Stock Exchange-Venture listing (“TSX-V”). The Amended Articles of Incorporation are attached hereto as Exhibit 3.1 and the text thereof is incorporated herein by reference.  The Amended Articles of Incorporation becomes effective upon filing of the amended certificate with the Secretary of State of the State of Nevada.

ITEM 7.01

REGULATION FD DISCLOSURE

On March 23, 2010,  Thunder Mountain Gold, Inc filed  its first  NI 43-101 Technical Report, entitled “NI 43-101 Technical Report – South Mountain Project—Owyhee County, Idaho—Thunder Mountain Gold, Inc.” (the “Report”), with securities regulatory authorities in Canada, pursuant to Canadian securities laws and rules of the TSX-V. It is hereby furnished to, not filed with, the Securities Exchange Commission (the “SEC”) on Form 8-K to satisfy the Company’s “public disclosure” obligations under Regulation FD of the Securities Exchange Act of 1934.  The TSX-V approved the report on June 4, 2010. The Report is qualified in its entirety by reference to the actual Report, which is attached hereto as Exhibit  99.1.

The Report was prepared in accordance with the Canadian Securities Administrators’ National Instrument 43-101 (“NI 43-101”) by Gregory P. Wittmam, a licensed professional engineer with Northwestern Groundwater & Geology. Mr. Wittman is an independent Qualified Person as defined by NI 43-101. As a Company proposed to be listed on the TSX-V, the Company is required to prepare its technical reports in accordance with the policies of NI 43-101, the Canadian securities laws and the rules of the TSX-V.

All mineral resources have been estimated in accordance with the definition standards on mineral resources and mineral reserves of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101. U.S. reporting requirements for disclosure of mineral properties are governed by the SEC Industry Guide 7 (“Guide 7”). NI 43-101 and Guide 7 standards are substantially different. The terms “mineral reserve”, “proven mineral reserve” and “probable mineral reserve” are Canadian mining terms as defined in accordance with NI 43-101. These definitions differ from the definitions in Guide 7. Under Guide 7 standards, a “final” or “bankable” feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority.

The Report uses or may use the terms “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource”. The Company advises investors that these terms are defined in and required to be disclosed by NI 43-101; however, these terms are not defined terms under Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Readers and investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into reserves. “Inferred mineral resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases. Readers and Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable. Disclosure of “contained pounds” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by SEC standards as in place tonnage and grade without reference to unit measures.

The information contained in Item 7.01 of this report and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. All information in the presentation materials speak as of the date thereof and the Company does not assume any obligation to update said information in the future. In addition, the Company disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 7.01 of this report on Form 8-K.

ITEM 8.01

OTHER EVENTS

On June 15, 2010, the Board of Directors adopted “Thunder Mountain Gold, Inc.-Code of Business Conduct and Ethics” (“Code of Ethics”).  The Code of Ethics is attached hereto as Exhibit 14.

ITEM 9.01

EXHIBITS

Exhibits

3.1

Amended Articles of Incorporation

10.1

Stock Incentive Plan

14

Code of Ethics

99.1

NI 43-101 Technical Report – South Mountain Project—Owyhee County, Idaho—Thunder Mountain Gold, Inc., dated March 23, 2010

99.2

Consent of Gregory P. Wittman, P.G.

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THUNDER MOUNTAIN GOLD, INC.

                       (Registrant)

  By: /s/ E. JAMES COLLORD

  -------------------------------------------------

E.  James Collord

President, Director and Chief Executive Officer

Date:  July 19, 2010

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